                                                                    EXHIBIT 10.8


                             MIGUEL ALVAREZ Y ANGEL

                            AGENTE DE CAMBIO Y BOLSA


                      -------------------------------------
                      COMPRA DE PARTICIPACIONES SOCIALES DE
                      VILADALT, S.L. POR PARTE DE MILCAP
                      MEDIA GROUP, S.L.


                           Barcelona a 31 de Marzo de 1.998
                      -------------------------------------










TELF. (93) 412 22 44                    GRAN VIA CORTS CATALANAS, 613 3/0/
FAX   (93) 317 56 98                    08007 BARCELONA

                   CONTRATO DE COMPRAVENTA DE PARTICIPACIONES

     En Barcelona, a 31 de marzo de mil novecientos noventa y ocho.

     Con la intervencion del Agente Cambio y Bolsa D. MIGUEL ALVAREZ Y ANGEL, adscrito al Colegio Oficial de Corredores de Barcelona.



                                    REUNIDOS


     I.- De una parte, DON JOSE MARIA DE PORCIOLES Y DE SANGENIS, mayor de edad, casado, de nacionalidad espanola, con domicilio en 08017 Barcelona, calle Dr. Roux n/0/ 67 y provisto de D.N.I 37.703.824-Q, en vigor.

     II.- De otra parte, DONA MARIA ISABEL DE MANUEL Y SANCHEZ BARCAIZTEGUI, mayor de edad, casada de nacionalidad espanola, con domicilio en 08017 Barcelona, calle Dr. Roux n/0/ 67 y provista de D.N.I 36.947.137.-Y, en vigor.


     III.- Y de otra parte, DON FRANCISCO JAVIER SANCHEZ SANCHEZ, mayor de edad, soltero, de nacionalidad espanola, con domicilo en Sant Cugat del Valles, Barcelona, Carretera de Rubi n 22-24, y provisto de D.N.I. 43.391.577, en vigor.


                                  INTERVIENEN

     I.- El primero, (en adalante, el VENDEDOR), en su propio nombre y representacion.


     II.- La segunda (en adelante, la VENDEDORA) en su propio nombre y representacion.

     III.- El tercero en nombre y representacion de la compania MILCAP MEDIA GROUP, S.L. (en adelante, el COMPRADOR), de nacionalidad espanola, debidamenta constiuida por tempo indefinido ante el Notario de Barcelona, Don Tomas Gimenez Duart, el 28 de febrero de 1991, bajo el no 371 de su Protocolo inscrita en el Registro Mercantil de Barcelona al tomo 20.872, folio 19, hoja n B-12.698, inscripcion 1a, con domicilio social en Sant Cugat Del Valles (Barcelona)

            Carretera de Rubi, 22-26, y provista de N.I.F. B-59709337, en su condicion de apoderado de las misma.

     IV.- Las partes, reconociendose mutua y reciprocamente la capacidad legal necesaria para otorgar el presente CONTRATO DE COMPRAVENTA DE PARTICPACIONES,

                                  MANIFIESTAN

     I.- Que la compania VILADALT, S.L., tiene un capital social de SETENTA MILLONES DE PESETAS (70.000.000.- Ptas.), representado por 70.000 participaciones de 1.000.- pesetas de valor nominal cada una, enteramente suscrito y desembolsado.

            El VENDEDOR es titular de 6.200 participaciones de VILADALT, S.L., numeradas de la 1.001 a la 7.200, ambas inclusive.

            La VENDEDORA es titular de 38.800 participaciones de VILADALT, S.L., numeradas de la 31.201 a la 70.000, ambas inclusive.

     II.- Que es deseo del COMPRADOR comprar en este acto todas las participaciones de VILADALT, S.L. de las que el VENDEDOR es propietario, y 7.800 participaiones de la VILADALT, S.L. de las que la VENDEDORA es proprietaria, siendo el deseo de estos ultimos vender las referidas participaciones.

     III.- Que aseguran la VENDEDOR y la VENDEDORA que se han observado los requisitos establecidos en el articulo 29 de la vigente Ley de Sociedades de Responsabilidad Limitada, por lo que la venta de las participaciones de VILADALT, S.L. al COMPRADOR puede llevarse a cabo libremente y con el debido reconocimiento por parte de VILADALT, S.L.

     IV.- Que aseguran el VENDEDOR y la VENDEDORA que sobre las particpaciones objeto de esta compraventa no pesa retencion judicial ni de otra indole y no estan sujetas a embargos, hallandose libres de cargas y gravamenes.

     V.- Que los declarantes no han sido declarados en situacion legal de suspension de pagos, quiebra o concurso.

     VI.- Que aseguran el VENDEDOR y la VENDEDORA que la situacion patrimonial de la sociedad cuyas participaciones son objeto de las presente compraventa se halla reflejada en el Balance firmado por el Administrador Unico, D. JOSE MARIA DE PORCIOLES SANGENIS, cuya copia legitimada se adjunta como ANEXO I a este Contrato, y que las obligaciones tributarias nacidas para VILADALT, S.L.

            con respector al ejercicio 1997 y primeros meses de 1998 hasta la presente fecha son derivadas de la actividad habitual de la Sociedad tal y como se ha venido desarrollando en los ultimos ejerciicios y su cumplimiento responde a una interpretacion razonable de la normativa aplicable.

            Asimismo, aseguran VENDEDOR y VENDEDORA que VILADALT, S.L. es duena de pleno derecho de la finca que a continuacion se describe:

            Urbana porcion de terrero, sita en el to termino municipal de Vilassar de Dalt, integrada por los solares numeros 178, 179, 184, 190, 192, 193, 194, 195, 196, 197, 198, 199, 200, 201, 202, 202-bis
            y 203 de la Urbanizacion Sant Sebastia, dentro de cuyo permetro existe una CASA DE CAMPO, denominada antiguamente "Casa Retol de la Sarra," con superficiiie en todas sus diversas dependencias, 1.583 m2.y una CASA compuesta de bajos solamente y con gaaje anexo con una total superficie de ciento ochenta y siete metros, orchenta u siete decimetros cuadrados. LINDA: al frente, con la Avenida de San Sebastian, a la izquierda dntrando, con calle Santiago Rusinol; a la derecha, por donde tiene su entrada principal, con la calle Ramon Menendez Pidal y con el chaflan formado por dicha calle y las de San Sebastian; al fondo, con finca propiedad de "Can Vehils, S.A.". De esta finca se ha segregado una porcion de dos mil treinta metros, treinta y tres decimentros cuadrados, que fue vendida a "Can Vehils, S.A.", quedando un resto de once mil quinientos cincuenta y ocho metros, cincuenta y un decimetros cuadrados."

            INSCRITA, al tomo 3066, libro 131 de Vilassar de Dalt, folio 1, finca 2215 de Registro de la Propiedad n Tres de Mataro.

            TITULO.- Consta a nombre de VILADALT, S.L., en virtud de la escritura de transfomacion, de su homonima en forma anonima, autorizada por el Notario Don Eladio Crehuet Serra, en fecha 25 de marzo de 1.993.

            CARGAS.- Libre de arrendatarios.

            Actualmente el Sr. Antonio Lopez Hidalgo ocupa la vivienda del portero de forma eventual.

            Hasta la fecha de hoy la finca estaba gravada con sendas hipotecas a favor del BANCO SANPAOLO, por importes de 40 millones y 155 millones de pesetas de principal (descritas en sus inscripciones 10a y 11a y que arrojaban un saldo deudor de CIENTO SESENTA Y OCHO MILLONES NOVECIENTAS OCHENTA Y TRES MIL SEISCIENTAS TREINTA Y TRES PESETAS (168.983.633.- Ptas.) Y con una hipoteca de maximo sin saldo deudor pendiente (descrita en su inscripcion 12a). Con anteriordad a este acto, BANKINTER ha concediido a VILADALT, S.L. una nueva hipoteca que ha sido destinada a la cancelacion de las mencionadas hipotecas del BANCO SANPAOLO.

     VII.- Y en merito de cuanto antecede, las partes acuerdan celebrar el presente CONTRATO DE COMPRAVENTA DE PARTICIPACIONES, de conformidad con las siguientes.


                                   CLAUSULAS


     PRIMERA. - OBJETO DEL CONTRATO
     -------

     El objeto del presente Contrato es la compra por parte del COMPRADOR al VENDEDOR de 6.200 participaciones de VILADALT, S.L., numeradas de la 1.001 a la 7.200, ambas inclusive y la compra por parte del COMPRADOR a la VENDEDORA de 7.800 participaciones de VILADALT, S.L. numeradas de la 31.201 a la 39.000 ambas inclusive, representivas, todas ellas, del 20% del capital social de VILADALT, S.L., libres de cualquier tipo de gravamen, carga u otras obligaciones.

     SEGUNDA. - CARGAS Y GRAVAMENES
     -------

     En el supuesto de que las participaciones resultaren hallarse suhetas a cualquier carga o gravamen, ya sea legal o de cualquier otro tipo, el VENDEDOR y la VENDEDORA se compromete a liberalas de inmediato tras el requerimiento del COMPRADOR a tal efecto. De no ser liberadas en el improrrogable plazo de un mes a contar desde dicho requerimiento, o de no resultar ello posible, el COMPRADOR podra optar por exigir una indemnizacion por los danos y perjuicios que dichas cargas le ocasionen o por resolver la compraventa de als participaciones efectuada por incumplimiento de dicha condicion esencial, con el resarcimiento a su vez de los danos y perjuicios causados y el abono de intereses.

     TERCERA.- PRECIO
     -------

     El precio total convenido por las participaciones incluidas en la Clausula Primera de este Contrato es de SESENTA Y OCHO MILLONES CIENTO SETENTA MILTRESCIENTAS SETENTA Y SEIS PESETAS (68.170.376. - Ptas.).

     El VENDEDOR y la VENDEDORA manifiestan expresamente su conformidad con el precio estipulado, renunciando a cualquier tipo de reclamacion o derecho que les hubiera podido correpsonder en su condicion de socios.

     Con anterioridad a este acto el COMPRADOR ha satisfecho al VENDEDOR y a la

     VENDEDORA la contidad de SESENTA Y SIETE MIILLONES QUINIENTAS MILPESETAS (67.500.000.- Ptas.). Asimismo , la cantidad pendiente de pago, esto es, SEISCIENTAS SETENTA MIL TRESCIENTAS SETENTA Y SEIS PESETAS (670.376,- Ptas.), se hace efectiva en este acto mediante la entrega del COMPRADOR al VENDEDOR y a la VENDEDORA de un cheque por la citada cnatidad pendiente, concediendo el VENDEDOR y la VENDEDORA por el otorgamiento de este documento eficaz carta de pago al COMPRADOR por la totalidad del prcio de la presente compraventa.



     CUARTA.- VERACIDAD DE LA INFORMACION Y RESPONSABILIDAD POR CONTINGENCIAS
     ------

     DON JOSE MARIA DE PORCIOLES Y DE DANGENIS y DONA MARIA ISABEL DE MANUEL Y SANCHEZ BARCAIZTEGUI garantizan de forma solidaria al COMPRADOR que la informacion reflejada en el ANEXO I es fiel y completa, y que no existe ni va a existir segun su conocimiento ninguna circunstancia que modifque los activos y pasivos, asi como la situacion patrimonial de VILADALT, S.L. Garantizan igualmente que tampoco existen negociaciones, transacciones o circunstancias con terceros que puedan afectar al presente Contrato.

     Asimismo, DON JOSE MARIA DE PORCIOLES Y DE SANGENIS y DONA MARIA ISABEL DE MANUEL Y SANCHEZ BARCAIZTEGUI garantizan solidarimente al COMPRADOR que VILADALT, S.L. es proprietaria de pleno derecho de la finca descrita en el Manifiesto VI de este Contrato y que las circumstancias de dicha finca son las descritas anteriormente.

     Igualmente, DON JOSE MARIA DE PORCIOLES Y DE SANGENIS y DONA MARIA ISABEL DE MANUEL Y SANCHEZ BARCAIZTEGUI asumen y garantizan el coste fiscal que se pudiera derivar para VILADALT, S.L. de las operaciones realizadas con anterioridad a la fecha del presente Contrato.

     En el supuesto de que VILADALT, S.L. resulte ser responsable, mancomuncada
     o solidarimente, de cualquier contigencia fiscal, laboral, judicial o de cualquir otra indole, por hechos occurridos antes de la formalizacion de este Contrato, y puestos de manifiesto en todos los casos dentro del plazo de cinco anos a contar desde la fecha de la presente compraventa excepto en el supuesto de contingencias fiscales, cuyo plazo sera el 25 de julio del ano 2002, DON JOSE MARIA DE PORCIOLES Y DE SANGENIS y DONA MARIA ISABEL DE MANUEL Y SANCHEZ BARCAIZTEGUI responderan solidarimente ante el COMPRADOR, de todas las cuotas, cotizaciones, pagos recargos, sanciones, multas, intereses de demora e indemnizaciones laborales que pudieran derivarse para VILADALT, S.L. y\o el COMPRADOR en el supuesto de que tales contingencias se produzcan efectivamente.

     DON JOSE MARIA DE PORCIOLES Y DE SANGENIS y DONA MARIA ISABEL DE MANUEL Y SANCHEZ BARCAIZTEGUI tendran derecho a participar, en el supuesto de manifestacion de cualquir contingencia por ellos garantizada, en la defensa juridica de VILADALT, S.L. en relacion con dicha contingencia asi como en el asesoramiento juridico y tributario relacionado con las mismas, eligiendo a los asesores juridicos que consideren oportunos asi como a los representantes ante los organos de gestion e inspeccion de la Administracion tributaria y asumiendo la totalidad de los costes y gastos derivados de dicha defensa, incluidas las posibles garantias o avales bancarios exigidos para el inicio o continuacion de tal defensa y los honorarios de los asesores juridicios o representantes.

     QUINTA.- APORTACIONES SOCIOS
     ------

     Como pacto del presente Contrato, DONJOSE MARIA DE PORCIOLES Y DE SANGENIS y DONA MARIA ISABEL DE MANUEL Y SANCHEZ BARCAIZTEGUI deben renunciar y renucian en este acto al importe de VEINTIDOS MILLONES TRESCIENTAS SESENTA Y TRES MIL CIENTO NOVENTA Y DOS PESETAS (22.363.192. - Ptas.) que refleja la partida "Acreedores a corto plazo" del Balance de la Sociedad que se adjunta como ANEXO I a este Contrato y que corresponde a aportaciones realizadas por DON JOSE MARIA DE PORCIOLES DE SANGENIS y DONA MARIA ISABEL DE MANUEL Y SANCHEZ BARCAIZTEGUI a VILADALT, S.L.

     SEXTA. - GASTOS
     -----

     Todos los gastos e impuestos que se deriven de la ejecucion de la presente compraventa, seran de cuenta y cargo del COMPRADOR.

     Quedan excluidos los honorarios derivados del asesoramiento del VENDEDOR de la VENDEDORA, que seran a su exclusivo cargo.

     Asimismo, el COMPRADOR se compomete en este acto a reliazar las gestiones necesarias para que VILADALT, S.L. inscriba la cancelacion de las hipotecas del BANCO SANPAOLO descritas en el Manifiesto VI, asumiendo VILADALT, S.L. los gastos derivados de la cancelacion de las mismas y eximiendo a DON JOSE MARIA DE PORCIOLES Y DE SANGENIS, DONA MARIA ISABEL DE MANUEL Y SANCHEZ BARCAIZTEGUI y a los VENDEDORES de cualquier responsabilidad en cuanto a dichos gastos.

     SEPTIMA.- NOTIFICATIONES
     -------

     Todas las notificaciones, requirimientos, avisos o comunicaciones entre las partes deberan efectuarse por escrito y se presumiran debidamente recibidas cuando sean enviadas por correo certificado con acuse de recibo a las direcciones que figuran en el encabezamiento.

     OCTAVA. - LEY APLICABLE
     ------

     Este Contrato tiene caracter mercantil y se regira por sus propias clausulas y, en lo que en ellas no estuviere previsto, se atendera a las disposiciones del Codigo de Comercio, Leyes especiales, usos mercantiles y, en su defecto, a lo dispuesto por el Codigo Civil.

     NOVENA.- JURISDICCION
     ------

     Las partes, con renuncia expresa a cualquir otro fuero, se someten a los Juzgados y Tribunales de Barcelona para cualquier desavenencia que pudiera derivarse de este Contrato.

     DECIMA.- INTEGRIDAD DEL CONTRATO
     ------

     El presente Contrato contiene los terminos y condisciones acordados entre las partes en relacion al objeto del mismo y sustituye y deja sin efecto todas las negociaciones, acuerdos y escritos anteriores relativos a dicha materia, no pudiendo ser modificado o alterado en modo alguno excepto mediante instrumento escritor firmado por ambas partes.

     EL ANEXO I al presente Contrato forma parte integrante del mismo.

     Y para que asi conste, las partes firman el presente Contrato en tres ejemplares y a un solo efecto, en el lugar y fecha indicados en el encabezamiento.



     DON JOSE MARIA DE PORCIOLES Y DE SANGENIS



     DONA MARIA ISABEL DE MANUEL Y SANCHEZ BARCAIZTEGUI




     DON FRANCISCO JAVIER SANCHEZ SANCHEZ
     MILLCAP MEDIA GROUP, S.L.



     DON MIGUEL ALVAREZ Y ANGEL
     AGENTE CAMBIO Y BOLSA

                                    ANEXO I
                                    -------


               ACTIVO

          INMOVILIZACIONES MATERIALES ...........................    66.235.213



               PASIVO

          CAPITAL SOCIAL.........................................    70.000.000

          RESULTADOS NEGATIVOS EJERCICIOS ANT.................... (-189.996.717)

          RESULTADO CONTABLE 30-03-98............................   (-4.999.721)

          ACREEDORES A LARGO PLAZO...............................   168.868.459

          ACREEDORES A CORTO PLAZO...............................    22.363.192


          Barcelona, a 30 de marzo de 1998.

RAFAEL DE CORDOBA BENEDICTO                                             Pagina 1
     Agente de Cambio y Bolsa
     Gran Via de les Corts Catalanes 613
          08007 Barcelona

                                                Barcelona a, 31 de Marzo de 1998

          NOMBRE EMPRESA : VILADALT, S.L.

          N.I.F. : B/08 235525

          DOMICILIO : CL/ Gran Via Corts Cat. 653

          POBLACION : Barcelona

     Muy sres. mios :

          Tengo el gusto de comincarles que los titulares abajo expresados han transerido, con mi intervencion, el numero de participaciones que se indican, para su contancia en el Libro Registro de participaciones sociales.

     VENDEDORES
     --------------------------------------------------------------------------

     - JOSE MARIA PORCIOLES SANGENIS               D.N.I.: 37703824-Q
       CL/ DR. ROUX 67              - BARCELONA
       Numeros: 1001-7200

     - MARIA ISABEL DE MANUEL SANCHEZ              D.N.I.: 36947137-Y
       CL\ DR. ROUX, 67             - BARCELONA
       Numeros: 31201-39000

     COMPRADORES
     --------------------------------------------------------------------------

     - MILCAP MEDIA, S.L.                          D.N.I.:B/59 709337
       CT/ RUBI, 22-26              - SANT CUGAT DEL VALLES
       Numeros: 1001-7200, 31201-39000

        p.p.
        FRANCISCO JAVIER SANCHEZ SANCHEZ           D.N.I.: 43391577
        CT/ RUBI, 22-26
                                    CONFORME
                                    VILADALT, S.L.